 Exhibit 99.1

Rockley Photonics Reports Third Quarter of Fiscal 2022 Financial Results

Additional capital raised through private placement

Reduction in headcount and operating costs targets lower cash burn

Advanced blood pressure biomarker by demonstrating promising intra-subject tracking against standard blood pressure cuff

OXFORD, England and PASADENA, Calif. – November 9, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY), a global medical technology company focused on delivering leading edge silicon photonics-based biosensing solutions by targeting a portfolio of biomarkers, today announced its financial results for the third quarter ended September 30, 2022.

During the quarter, the Company advanced its technology platform, Bioptx™, through several technical and clinical targets:

Expanded Free-Living Human Study of Its Bioptx Biosensing Band – Utilizing its wearable Bioptx biosensing device, the Company announced that it has expanded its free-living study to monitor multiple key biomarkers in real-time. The expanded study is expected to demonstrate the capability of Rockley’s product to measure and monitor multiple biomarkers in real time more accurately than other commonly available tools and wrist-worn devices.

Announced the Completion of its Human Study Demonstrating Promising Intra-Subject Tracking Against Standard Blood Pressure Cuff – In October, Rockley announced that it had successfully demonstrated the prediction of blood pressure with strong intra-subject tracking using a laser-based signal and without using demographic information. The IRB-approved human study measured blood pressure, utilizing Rockley’s non-invasive, cuffless biosensing device, currently under development.

Unveiled Next-Generation, Higher-Density Laser Chip for Wearable Health Monitoring – During the quarter, the Company announced that it has developed what it believes to be the world’s first micro-transfer-printed (mTP) silicon-photonics laser chip for commercial applications. This groundbreaking achievement is expected to allow Rockley to further increase the density and reduce the size of its already high-density spectrophotometer chips.

Third Quarter of Fiscal Year 2022 Financial Highlights1:

(in millions except per share)	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenue	$0.6	$1.8	$3.0	$5.8
Gross profit	$(1.5)	$(1.6)	$(4.7)	$(5.9)
SG&A expense	$13.0	$13.6	$45.1	$27.6
R&D expense	$25.7	$26.4	$76.8	$59.9
Net income (loss)[2]	$12.0	$(58.0)	$(151.6)	$(153.3)
Net income (loss) per share - basic[2]	$0.09	$(0.54)	$(1.17)	$(1.67)
Cash, cash equivalents, and investments at period end	$4.9	$125.0	$4.9	$125.0
Cash used in operations	$(37.3)	$(37.4)	$(117.3)	$(91.9)

Non-GAAP Financial Highlights:

SG&A expense	$9.8	$9.4	$28.4	$20.8
R&D expense	$22.5	$24.3	$66.8	$54.4
Net income (loss)[2]	$18.6	$(51.4)	$(124.0)	$(140.0)
Net income (loss) per share - basic[2]	$0.14	$(0.48)	$(0.96)	$(1.52)
Adjusted EBITDA	$(35.3)	$(35.6)	$(105.6)	$(80.4)
1A reconciliation of GAAP financial measures to non-GAAP financial measures is included in the financial statement tables included in this press release. For more information regarding the non-GAAP financial measures discussed in this press release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.
2Net income in the three months ended September 30, 2022 was largely derived from credits to the income statement in relation to fair value adjustments of debt instruments and warrants.

In addition to the technical and clinical advances, the Company took aggressive steps to reduce cash burn in the current quarter ended December 31, 2022, and future quarters by reducing staffing levels and operational spending. In parallel, the Company obtained additional financing to extend its operating runway and engaged a strategic advisor to advise the Company on additional capital, financial and strategic alternatives. In October, the Company:

Announced Private Placement of New Convertible Notes and Warrants – Rockley completed a $90.6 million private placement of convertible notes and warrants, of which the Company utilized approximately $63.9 million to repurchase its bridge and existing convertible notes. The Company received $10 million at the close of the transaction for general corporate purposes, with an additional $14.5 million of the proceeds placed in escrow and released to the Company at the direction of the requisite number of holders of these new convertible notes.

Engaged Jefferies LLC to Advise on Additional Capitalization and Strategic Alternatives – Rockley engaged Jefferies LLC to advise the Company on additional capital raising and strategic alternatives that support its strategic mission to bring its advanced biosensing and portfolio of biomarkers to both the consumer and clinical markets and to explore other alternatives.

“Rockley made significant progress against our goals, announcing promising human study results that are enabling customer sampling and trailing and further technical advancements with the Bioptx platform. Also, I am pleased that Randy Meier joined us as president and chief financial officer to help lead us in the next phase of our growth,” said Dr. Andrew Rickman, chairman and chief executive officer of Rockley. “We started the quarter by receiving our first purchase order for commercial product, adding our first contract research organization as a customer, and working with our customers to further integrate our solution into their product roadmaps. We achieved product breakthroughs, including our recently announced micro-transfer printing technology that will help us develop even smaller, next-generation solutions. And we announced very exciting results from our blood pressure human study, successfully demonstrating the prediction of blood pressure. I believe this progress with our customers, technology and human studies has strengthened the company and our future opportunities.”

“With the completion of the recent financing, I am very pleased to join Rockley at this pivotal point in its development,” said Richard A. (Randy) Meier, president and chief financial officer of Rockley. “Rockley’s technology platform has the potential to be transformative in the delivery of healthcare, and I believe the company has incredible opportunities ahead. I look forward to making a positive impact on its future in collaborating with the entire organization to improve commercial and operational productivity and improving our financial performance.”

Guidance
Looking ahead, the Company is focused on three priorities for the remainder of 2022 – sampling Bioptx units to its customers for their trials; completing its in-house and independent human studies for blood pressure; and commencing its initial human studies utilizing its Bioptx Pro module for additional biomarkers, including glucose, alcohol, and lactate. Successful execution of these priorities will provide the foundational platform for the Company as it anticipates further scaling of these technologies in 2023. Rockley believes that its 2022 revenues will be in the range of $3.2-$3.6 million and plans to provide its outlook for 2023 in the first quarter of 2023.

Conference Call Information
Rockley will host a conference call and webcast to discuss the third quarter results at 5:00 p.m. Eastern Time today, November 9, 2022. The live audio webcast along with accompanying presentation materials will be accessible on the Company’s Investor Relations website at investors.rockleyphotonics.com.

The U.S. dial-in for the call is 877-407-0832 or +1 201-689-8433 for international callers. Please reference access code 13733843. A replay of the conference call will be available until December 9, 2022, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Rockley’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 877-660-6853 or +1 201-612-7415. The replay access code is 13733843.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, Rockley announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls and webcasts, as well as the investor relations website.

About Rockley
Formed in 2013, Rockley is a global medical technology company focused on delivering leading edge silicon photonics-based biosensing solutions that target a portfolio of biomarkers. Rockley's ground-breaking end-to-end biosensing platform unlocks unique spectra-based biomarkers enabling insights into personal health and well-being. With next-generation biosensing platforms specifically designed for mobile health monitoring, Rockley is laying the foundation for a new generation of biomedical applications across multiple industries.
To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) our ability to lower our cash burn; (b) financial projections and revenue guidance; (c) the timing of completion of our human studies; (d) anticipated benefits of our expanded free-living human study of our Bioptx biosensing band; (e) anticipated benefits and features of our products and technologies; (f) statements related to our future opportunities and future technological developments; and (g) our belief that photonics will eventually become as pervasive as micro-electronics and that we are uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2021, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

###

Contact Information
Media
Debra Raine
Rainemakers
Telephone: +1 415-349-7432
Email: rockleyphotonics@rainemakers.com

Investors
Gwyn Lauber
Rockley Photonics
Telephone: +1 626-995-0001
Email: investors@rockleyphotonics.com

Third Quarter 2022 Financial Results

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Operations
(Unaudited and in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenue	$556	$1,839	$3,023	$5,805
Cost of revenue	2,066	3,459	7,753	11,742
Gross profit	(1,510)	(1,620)	(4,730)	(5,937)
Operating expenses:
Selling, general, and administrative expenses	13,010	13,568	45,114	27,588
Research and development expenses	25,748	26,418	76,849	59,949
Total operating expenses	38,758	39,986	121,963	87,537
Loss from operations	(40,268)	(41,606)	(126,693)	(93,474)
Other income (expense):
Other (expense) income, net	(180)	—	(349)	2,860
Interest expense, net	(3,690)	(1,587)	(10,857)	(1,913)
(Loss) gain on equity method investment	(270)	40	(232)	(720)
Change in fair value of debt instruments	27,227	(14,255)	(20,352)	(59,916)
Change in fair value of warrant liabilities	31,359	515	13,351	515
(Loss) gain on foreign currency	(1,877)	(481)	(6,522)	150
Total other income (expense)	52,569	(15,768)	(24,961)	(59,024)
Income (loss) before income taxes	12,301	(57,374)	(151,654)	(152,498)
Provision for income tax (benefit)	270	598	(67)	808
Net income (loss)	$12,031	$(57,972)	$(151,587)	$(153,306)

Earnings (net loss) per share:
Basic	$0.09	$(0.54)	$(1.17)	$(1.67)
Diluted	$(0.09)	$(0.54)	$(1.17)	$(1.67)

Weighted-average shares outstanding:
Basic	130,752,092	107,633,037	129,520,792	92,008,435
Diluted	170,038,105	107,633,037	129,520,792	92,008,435

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Balance Sheets
(Unaudited and in thousands, except share amounts and par value)

	September 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$4,881	$36,786
Short-term investments	—	26,965
Accounts receivable, net of allowance of $0 and $302 as of September 30, 2022 and December 31, 2021, respectively	786	1,359
Other receivables, net of allowance of $0 and $141 as of September 30, 2022 and December 31, 2021, respectively	48,385	47,462
Prepaid expenses and other current assets	9,899	6,802
Total current assets	63,951	119,374
Long-term investments	—	17,659
Property and equipment, net	9,554	10,187
Equity method investment	4,358	4,879
Intangible assets, net	3,048	3,048
Other non-current assets	9,969	7,683
Total assets	$90,880	$162,830

Liabilities and Shareholders’ Equity (Deficit)
Current liabilities
Trade payables	$12,744	$6,882
Accrued expenses	15,867	17,360
Debt, current portion	—	26,312
Other current liabilities	1,464	1,238
Total current liabilities	30,075	51,792
Long-term debt, net of current portion	66,492	—
Warrant liabilities	20,829	3,477
Other long-term liabilities	3,337	3,743
Total liabilities	120,733	59,012

Shareholders’ equity (deficit)
Ordinary shares, $0.000004 par value; 12,443,961,038 and 12,417,500,000 authorized as of September 30, 2022 and December 31, 2021, respectively; 132,660,683 and 127,860,639 issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	—	—
Additional paid-in-capital	522,630	504,714
Accumulated deficit	(552,483)	(400,896)
Total shareholders’ (deficit) equity	(29,853)	103,818
Total liabilities and shareholders’ equity	$90,880	$162,830

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net income (loss)	$12,031	$(57,972)	$(151,587)	$(153,306)
Adjustments to reconcile net loss to net cash used in operating activities:	—	—
Depreciation and amortization	1,638	1,229	4,723	3,228
Non-cash operating lease cost	357	197	1,001	651
Gain on disposal of property and equipment	(114)	—	(114)	—
(Reversal) bad debt expense	—	—	(141)	377
Accretion of marketable securities to redemption value	(22)	(32)	(131)	(32)
Net realized loss on sale of marketable securities	(179)	—	(347)	—
Stock-based compensation	3,435	2,155	11,412	5,856
Change in equity-method investment	702	(145)	521	346
Change in fair value of debt instrument	(27,227)	14,255	20,352	59,916
Change in fair value of warrant liabilities	(31,359)	(515)	(13,351)	(515)
Forgiveness of Paycheck Protection Program loan	—	—	—	(2,860)
Non-cash interest on convertible loan notes	2,472	—	2,956	—
Changes in operating assets and liabilities:	—	—
Accounts receivable	680	895	573	3,032
Other receivables	(258)	(1,929)	(782)	(6,942)
Prepaid expenses and other current assets	(3,640)	(2,090)	(3,097)	(7,859)
Other non-current assets	(2,135)	—	(2,595)	—
Trade payables	3,205	1,277	4,942	1,147
Accrued expenses	3,441	5,398	9,228	5,800
Other current and long-term liabilities	(364)	(168)	(872)	(741)
Net cash used in operating activities	(37,337)	(37,445)	(117,309)	(91,902)
Cash flows from investing activities:
Purchase of property and equipment	(111)	(2,876)	(3,056)	(5,698)
Purchase of marketable securities	—	(54,800)	—	(54,800)
Proceeds from sale and maturities of marketable securities	8,203	5,030	45,102	5,030
Proceeds from maturity of marketable securities	—	—	—	—
Purchase of asset acquisition	—	—	—	(500)
Net cash provided by (used in) investing activities	8,092	(52,646)	42,046	(55,968)
Cash flows from financing activities:
Proceeds from convertible loan notes	—	—	80,685	76,723
Principal payments on long-term debt	—	—	(26,311)	—
Proceeds from issuance of ordinary shares	—	167,966	—	167,966
Proceeds from exercise of options	224	86	1,319	369
Proceeds from exercise of warrants	—	146	—	379
Proceeds from issuance of warrants	—	—	—	263
Debt issuance costs incurred	—	3,173	—	(383)
Transaction costs	(4,870)	(41,484)	(11,976)	(41,484)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Withheld taxes paid on behalf of employees on net settled stock-based awards	—	—	(359)	—
Net cash (used in) provided by financing activities	(4,646)	129,887	43,358	203,833
Net (decrease) increase in cash and cash equivalents	(33,891)	39,796	(31,905)	55,963
Cash and cash equivalents:
Beginning of period	38,772	35,395	36,786	19,228
End of period	$4,881	$75,191	$4,881	$75,191

Use of Non-GAAP Financial Measures
In addition to financial information presented in accordance with GAAP, this press release includes certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States, including: non-GAAP SG&A, non-GAAP R&D, non-GAAP net loss, non-GAAP net loss per share, and adjusted EBITDA, each of which is a non-GAAP financial measure. The Company defines non-GAAP SG&A as GAAP SG&A other than stock-based compensation, non-capitalized transaction costs and forgiveness of PPP loan, and non-GAAP R&D as GAAP R&D other than stock-based compensation. The Company defines non-GAAP net loss as net loss other than the non-GAAP cost of revenue adjustment, non-GAAP SG&A adjustment, and non-GAAP R&D adjustment (in each case as described above), and defines non-GAAP net loss per share as net loss other than non-GAAP adjustments noted above divided by weighted shares outstanding. The Company defined adjusted EBITDA as net loss before interest expense, taxes, depreciation and amortization, stock-based compensation, change in fair value of debt instruments and warrants, and non-capitalized transaction costs as the Company believes they are not indicative of its core operating performance. As noted below, none of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. The Company uses these non-GAAP measures to help assess its operating performance and operating leverage in its business, analyze its financial results, establish operational goals, develop operating budgets, and make strategic decisions. The Company also believes that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing its core business and results of operations over multiple periods with other companies in its industry, many of which present similar non-GAAP financial measures to investors, and to help analyze the Company’s cash performance.
Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Further, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, should not be considered as the sole measure of the Company’s performance, and are not intended to be construed, and should not be considered, in isolation from, or as a substitute for, the comparable or related financial information calculated in accordance with GAAP.

Adjusted EBITDA (unaudited, in thousands):	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net Income (Loss)	$12,031	$(57,972)	$(151,587)	$(153,306)
Interest expense, net	3,690	1,587	10,857	1,913
Provision for income tax (benefit)	270	598	(67)	808
Depreciation and amortization	1,638	1,229	4,723	3,228
EBITDA	17,629	(54,558)	(136,074)	(147,357)
Non-capitalized transaction costs*	1,511	3,214	11,499	4,254
Stock-based compensation	3,435	2,155	11,412	5,856
Change in equity method investment	702	(145)	521	346
Change in fair value of debt instruments	(27,227)	14,255	20,352	59,916
Change in fair value of warrant liabilities	(31,359)	(515)	(13,351)	(515)
Forgiveness of PPP Loan	—	—	—	(2,860)
Adjusted EBITDA	$(35,309)	$(35,594)	$(105,641)	$(80,360)

Non-GAAP Net Income (Loss) (unaudited, in thousands):	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income (loss)	$12,031	$(57,972)	$(151,587)	$(153,306)
Cost of revenue adjustment	141	347	816	977
Selling, general and administrative adjustment	3,216	4,132	16,759	6,824
Research and development adjustment	3,225	2,119	10,058	5,537
Non-GAAP net income (loss)	$18,613	$(51,374)	$(123,954)	$(139,968)

Non-GAAP net income (loss) per share:
Basic and diluted[1]	$0.14	$(0.48)	$(0.96)	$(1.52)

Weighted-average shares outstanding:
Basic and diluted[1]	130,752,092	107,633,037	129,520,792	92,008,435
[1]Non-GAAP net income per share for the three months ended September 30, 2022 is basic only. Diluted non-GAAP net income per share amount is not considered meaningful.

Non-GAAP - Cost of Revenue (unaudited, in thousands):	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cost of revenue	$2,066	$3,459	$7,753	$11,742
Adjustments:
Stock-based compensation	(141)	(347)	(816)	(977)
Non-GAAP Cost of revenue	$1,925	$3,112	$6,937	$10,765

Non-GAAP - Selling, General and Administrative Expenses (unaudited, in thousands):	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Selling, general, and administrative expenses	$13,010	$13,568	$45,114	$27,588
Adjustments:
Depreciation and amortization	(606)	(449)	(1,737)	(1,250)
Stock-based compensation	(1,099)	(469)	(3,523)	(1,320)
Non-capitalized transaction costs*	(1,511)	(3,214)	(11,499)	(4,254)
Non-GAAP selling, general and administrative expenses	$9,794	$9,436	$28,355	$20,764

Non-GAAP - Research and Development Expenses (unaudited, in thousands):	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Research and development expenses	$25,748	$26,418	$76,849	$59,949
Adjustments:
Depreciation and amortization	(1,030)	(780)	(2,985)	(1,978)
Stock-based compensation	(2,195)	(1,339)	(7,073)	(3,559)
Non-GAAP research and development expenses	$22,523	$24,299	$66,791	$54,412

*Non-capitalized transaction costs include non-recurring expense related to the issuance of convertible loan notes in 2022, 2021 and the Business Combination.